Exhibit 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Firstgold, Corp., a Delaware corporation (the “Company”), do hereby certify with respect to the Quarterly Report of Firstgold on Form 10-Q for the quarter ended April 30, 2008 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

(1)           the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Firstgold.

FIRSTGOLD CORP.

Dated: June 23, 2008	/s/ Stephen Akerfeldt
Stephen Akerfeldt, Chief Executive Officer

Dated: June 23, 2008	/s/ James Kluber
James Kluber, Chief Financial Officer